SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (date of earliest event reported) January 18, 2001
                                                        -----------------


                            Empire of Carolina, Inc.
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             (Exact name of registrant as specified in its charter)



                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)



             1-7909                                       13-2999480
     (Commission File Number)                  (IRS Employer Identification No.)

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          4731 West Atlantic Avenue, Suite B-1, Delray Beach, FL 33445
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          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code           (561) 498-4000
                                                   -----------------------------




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          (Former name or former address, if changed since last report)

            Empire of Carolina, Inc. hereby amends Item 7 of its Current Report on Form 8-K, originally filed with the Securities and Exchange Commission on February 2, 2001, to include pro forma financial information relating to the disposition of three of its subsidiary corporations, Apple Sports, Inc., Apple Golf Shoes, Inc. and Dorson Sports, Inc. The pro forma financial information was not available at the time of filing of the original 8-K.

Item 7.  Financial Statements, Pro Forma Financials and Exhibits
         -------------------------------------------------------

         (b)      Pro Forma Financials:

                  Unaudited Pro Forma Balance Sheet as of September 30, 2000

                  Unaudited Pro Forma Income Statement for the nine months ended September 30, 2000

                  Unaudited Pro Forma Balance Sheet for the fiscal year ended December 31, 1999

                  Unaudited Pro Forma Income Statement for the fiscal year ended December 31, 1999



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      EMPIRE OF CAROLINA, INC.

Dated:  February 27, 2001.            By: /s/James J. Pinto
                                          -------------------------------------
                                          Director, Chairman of the Executive
                                          Committee and Acting Executive Officer

                            EMPIRE OF CAROLINA, INC.
                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

         The following Unaudited Pro Forma Financial Information gives effect to the consummation of Empire of Carolina, Inc.'s sale (the "Sale")of all of its stock in Apple Sports, Inc., Dorson Sports, Inc. and Apple Golf Shoes, Inc. (collectively known as the "Apple Companies"). The Unaudited Pro Forma Balance Sheets for the year ended December 31, 1999 and the nine months ended September 30, 2000 give effect to the Sale as if it had been consummated on December 31, 1999. The Unaudited Pro Forma Statements of Operations for the year ended December 31, 1999, and the nine months ended September 30, 2000 give effect to the Sale as if it had been consummated on December 31, 1999.

         The following Unaudited Pro Forma Financial Information is presented for illustrative purposes only and does not purport to be indicative of the Company's actual financial position or results of operations as of the date hereof, or as of or for any other future date, and is not necessarily indicative of what the Company's actual financial position or results of operations would have been had the Sale been consummated on the above-referenced dates, nor does it give effect to (i) any transactions other than the Sale and those described in the Notes to the Unaudited Pro Forma Financial Information or (ii) Empire of Carolina, Inc.'s results of operations since September 30, 2000.

         The following Unaudited Pro Forma Financial Information is based on the historical financial data of Empire of Carolina, Inc. and should be read in conjunction with the information appearing in the Stock Purchase Agreement dated January 18, 2001 which was filed as Exhibit 99.2 to Form 8-K dated February 2, 2001 (the "Purchase Agreement)and other financial data that has been previously filed with the Securities and Exchange Commission.

         The Unaudited Pro Forma Balance Sheet at September 30, 2000, is based upon Empire of Carolina Inc.'s financial position at September 30, 2000. The Unaudited Pro Forma Statement of Operations for the nine months ended September 30, 2000 is based upon Empire of Carolina's results of operations for the nine months ended September 30, 2000. The Unaudited Pro Forma Statements of Operations for the fiscal year ended December 31, 1999, is based on Empire of Carolina's results of operations for that period.

                             Empire of Carolina Inc
                        Unaudited Pro Forma Balance Sheet
                             As of December 31, 1999
                      (In thousands, except share amounts)

                                                                                       Pro Forma             Restated
                                                                  Historical           Adjustment            Pro Forma
                                                                  ----------           ----------            ---------
Cash and Cash Equivalents                                             1,589                (294) (1)             1,295
Accounts Receivable-Net of Allowances                                16,708              (6,128) (1)            10,580
Inventory-Net of Allowances                                          12,144              (4,479) (1)             7,665
Prepaid Expenses and Other Current Assets                               301                                        301
                                                                 ----------                                  ---------

                        Total Current Assets                         30,742             (10,901)                19,841
                                                                 ----------             --------             ---------

Property, Plant and Equipment-Net of Accum Depr                      11,413                (888) (1)            10,525
Excess Cost over Fair Value of Net Assets Acquired                   11,392                                     11,392
Trademarks, Patents, Tradenames and Licenses                          5,287                (284) (3)             5,003
Other Non-current Assets                                                268                                        268
                                                                 ----------                                  ---------

                            Total Assets                             59,102             (12,073)                47,029
                                                                 ==========             ========             =========

Notes Payable and Current Portion of L-T Debt                        34,096              (3,019) (1)            27,210
                                                                                          3,403  (2)
                                                                                         (7,270) (3)

Accounts Payable-Trade                                                6,748                (111) (1)             6,637
Other current liabilities                                             7,834                (925) (1)             6,909
                                                                 ----------             --------             ---------
                      Total Current Liabilities                      48,678              (7,922)                40,756
                                                                 ----------             --------             ---------

Long Term Debt                                                          625                                        625
Other Noncurrent liabilities                                          1,040              (3,403) (1)            (5,766)
                                                                                          3,403  (2)

                       Total Other Liabilities                        1,665                   0                  1,665
                                                                 ----------             -------              ---------

                          Total Liabilities                          50,343              (7,922)                42,421
                                                                 ----------             -------              ---------

Common Stock                                                          1,967                  (2) (1)             1,967
                                                                                              2  (3)
Preferred stock                                                          15                                         15
Additional Paid in Capital                                          115,824              (1,000) (1)           115,824
                                                                                          1,000  (3)

Deficit                                                            (109,047)            (10,135) (1)          (113,198)
                                                                 ----------                                  ---------
                                                                                          5,984  (3)

                     Total Shareholders' Equity                       8,759              (4,151)                 4,608
                                                                 ----------             --------             ---------

             Total Liabilities and Shareholders' Equity              59,102             (12,073)                47,029
                                                                 ==========             ========             =========

                             Empire of Carolina Inc
                     Unaudited Pro Forma Statement of Income
                      For the Year Ending December 31, 1999
                      (In thousands, except share amounts)


                                                                                       Pro Forma             Restated
                                                                  Historical           Adjustment            Pro Forma
                                                                  ----------           ----------            ---------
Net Sales                                                            64,290             (20,839) (4)           43,451

Cost of Sales                                                        50,457             (13,252) (4)           37,205
                                                                 ----------            --------              --------

Gross Margin                                                         13,833              (7,587)                6,246

Selling and Administrative Expenses                                  17,957              (5,820) (4)           12,137
                                                                 ----------            ---------             --------

Operating Loss                                                       (4,124)             (1,767)               (5,891)

Other Income(Expenses)
  Interest, Dividends & Net Realized Gains(Losses)                       51                                        51
  Interest Expense                                                   (3,288)                284 (4)            (3,004)
                                                                 ----------            --------              --------
                    Total Other Income(Expenses)                     (3,237)                284                (2,953)
                                                                 ----------            --------              --------

Loss Before Taxes and Discontinued Operations                        (7,361)             (1,483)               (8,844)

Provision for Income Taxes                                                0                   0                     0
                                                                 ----------            --------              --------

Loss from Continuing Operations                                     (7,361)              (1,483)               (8,844)

Discontinued Operations

  Income for Operations of Discontinued Division                                          1,483 (4)             1,483
  Loss on Disposal of Discontinued Division                               0             (4,151) (4)            (4,151)
                                                                          -            -------              ---------
                                                                                                               (2,668)

Net Loss                                                             (7,361)             (4,151)              (11,512)
                                                                 ==========            ========             =========

Net Loss Applicable to Common Stock                                  (7,361)             (4,151)              (11,512)
                                                                 ==========            ========             =========

Loss per Common Share                                                 (0.42)              (0.23)                (0.65)
                                                                 ==========            ========             =========

Weighted Average of Common Shares Outstanding                        17,707              17,707                17,707
                                                                 ==========            ========             =========

                             Empire of Carolina Inc
                        Unaudited Pro Forma Balance Sheet
                            As of September 30, 2000
                      (In thousands, except share amounts)

                                                                                       Pro Forma             Restated
                                                                  Historical           Adjustment            Pro Forma
                                                                  ----------           ----------            ---------
Cash and Cash Equivalents                                              795                (167) (1)                628
Accounts Receivable-Net of Allowances                               12,474              (7,822) (1)              4,652
Inventory-Net of Allowances                                          9,445              (5,854) (1)              3,591
Prepaid Expenses and Other Current Assets                              544                (142) (1)                402
                                                                 ---------           ---------               ---------
                        Total Current Assets                        23,258             (13,985)                  9,273
                                                                 ---------           ---------               ---------

Property, Plant and Equipment-Net of Accum Depr                      1,921                (470) (1)              1,451
Excess Cost over Fair Value of Net Assets Acquired                  10,527                (238) (1)             10,289
Trademarks, Patents, Tradenames and Licenses                         4,688                (284) (3)              4,404
Other Non-current Assets                                             1,116                (252) (1)                864
                                                                 ---------           ---------                     ---
                            Total Assets                            41,510             (15,229)                 26,281
                                                                 =========           =========               =========

Notes Payable and Current Portion of L-T Debt                       26,553              (6,499) (1)            16,815
                                                                                         4,031  (2)
                                                                                        (7,270) (3)
Accounts Payable-Trade                                               6,020                (305) (1)             5,715
Other current liabilities                                            4,668              (1,719) (1)             2,949
                                                                 ---------           ---------               --------
                      Total Current Liabilities                     37,241             (11,762)                25,479
                                                                 ---------           ---------               --------
Long Term Debt                                                         625                                         625
Other Noncurrent liabilities                                         1,192              (4,031) (1)              1,192
                                                                 ---------                                   ---------
                                                                                         4,031  (2)
                       Total Other Liabilities                       1,817                   0                  1,817
                                                                 ---------                   -               --------
                          Total Liabilities                         39,058             (11,762)                 27,296
                                                                 ---------           ---------               --------
Common Stock                                                            13                  (2) (1)                13
                                                                                             2  (3)
Preferred stock                                                      2,162                                       2,162
Additional Paid in Capital                                         115,664              (1,000) (1)            115,664
                                                                                         1,000  (3)

Deficit                                                           (115,387)             (9,451) (1)           (118,854)
                                                                 ---------                                   ---------
                                                                                         5,984  (3)
                     Total Shareholders' Equity                      2,452              (3,467)                 (1,015)
                                                                 ---------           ---------               ---------

             Total Liabilities and Shareholders' Equity             41,510             (15,229)                 26,281
                                                                 =========           =========               =========

                             Empire of Carolina Inc
                     Unaudited Pro Forma Statement of Income
                  For the Nine Months Ending September 30, 2000
                      (In thousands, except share amounts)

                                                                                       Pro Forma             Restated
                                                                  Historical           Adjustment            Pro Forma
                                                                  ----------           ----------            ---------

Net Sales                                                           31,938             (13,510) (4)           18,428

Cost of Sales                                                       26,355             (10,512) (4)           15,843
                                                                  --------             --------             --------
Gross Margin                                                         5,583              (2,998)                2,585
Selling and Administrative Expenses                                  9,519              (3,314) (4)            6,205
                                                                  --------             --------             --------
Operating Loss                                                      (3,936)                316                (3,620)

Other Income(Expenses)
  Interest, Dividends & Net Realized Gains(Losses)                     (55)                (31) (4)              (86)
  Interest Expense                                                  (2,301)                354  (4)           (1,947)
                                                                  --------             -------              --------
                    Total Other Income(Expenses)                    (2,356)                323                (2,033)
                                                                  --------             -------              --------
Loss Before Taxes and Discontinued Operations                       (6,292)                639                (5,653)

Provision for Income Taxes                                              48                 (48)   (4)              0
                                                                  --------             -------              --------
Loss from Continuing Operations                                     (6,340)                687                (5,653)

Discontinued Operations
  Loss from Operations of Discontinued Division                          0                 687   (4)            (687)
                                                                  --------             -------              --------

Net Loss                                                            (6,340)              1,374                (6,340)
                                                                  ========             =======              ========
Net Loss Applicable to Common Stock                                 (6,340)              1,374                (6,340)
                                                                  ========             =======              ========
Loss per Common Share                                                (0.30)               0.07                 (0.30)
                                                                  ========             =======              ========
Weighted Average of Common Shares Outstanding                       20,825              20,825                20,825
                                                                  ========             =======              ========

                             EMPIRE OF CAROLINA, INC
               NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION



1): To eliminate assets and liabilities of the Apple Companies with respect to the sale of 100% of the stock of the Apple Companies.

(2): Reflects the elimination of intercompany advances between the Toy Division and the Apple Companies of $3,403,000 at December 31, 1999 and $4,031,000 at September 30, 2000.

(3): To reflect the sale of 100% of the stock of the Apple Companies to Apple Sports Acquisition, Inc., Dorson Sports Acquisition, Inc., and Apple Shoes Acquisition, Inc. on January 18, 2001, pursuant to the Purchase Agreement. As a result of the sale, Empire of Carolina will recognize a loss of approximately $4,151,000.

(4): Reflects a reclassification of the operating income (loss) to discontinued operations as a result of the sale of the Apple Companies' business per Accounting Principles Board Opinion No. 30.